                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 12, 1998
                                                --------------------------------

                              The Maxim Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                           1-13099                              58-2060334
--------------------------------------------------------------------------------------------------------
(State or other jurisdiction              (Commission File Number)                  (IRS Employer
of incorporation)                                                                    Identification No.)


210 TownPark Drive, Kennesaw, Georgia                                   30144
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code             (678) 355-4000
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On November 12, 1998, The Maxim Group, Inc. ("Maxim") and its wholly-owned subsidiary, Image Industries, Inc. ("Image"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Aladdin Manufacturing Corporation ("Aladdin"), a wholly-owned subsidiary of Mohawk Industries, Inc, pursuant to which Maxim and Image have agreed to sell substantially all of the assets of Image to Aladdin. The transaction is valued at approximately $232 million, including the assumption by Aladdin of approximately $52 million of Image liabilities. The transaction price was determined through arms-length negotiations between the Maxim and Mohawk. The Company has obtained a fairness opinion from its financial adviser,NationsBanc Montgomery Securities, LLC, which states that the consideration to be received by the Company pursuant to the transaction is fair to the Company from a financial point of view.

         Image is a leading plastic recycler and manufacturer of polyester fiber and carpet with annual sales of approximately $190 million. Image primarily manufactures polyester residential carpet and has vertically integrated its operations into the extrusion of polyester fiber from discarded plastic soda bottles.

         The transaction is subject to the receipt of appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Asset Purchase Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

         2.1  -   Asset Purchase Agreement, dated as of November 12, 1998, by and among The Maxim Group, Inc., Image Industries, Inc. and
                  Aladdin Manufacturing Corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MAXIM GROUP, INC.



                                       By: /s/ Thomas P. Leahey
                                          --------------------------------------
                                           Thomas P. Leahey
                                           Executive Vice President, Finance

Dated: November 17, 1998

                                  EXHIBIT INDEX


    EXHIBIT NO.   Description of Exhibit
         2.1      Asset Purchase Agreement, dated as of November 12, 1998, by and among The Maxim Group, Inc., Image Industries, Inc. and
                  Aladdin Manufacturing Corporation.